Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FOURTH-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., January 29, 2026 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter ended December 31, 2025.
For the three months ended December 31, 2025, net income was $32 million, or $0.32 per share, on revenues of $1.302 billion. For the three months ended December 31, 2024, net income was $54 million, or $0.53 per share, on revenues of $1.382 billion.
For the year ended December 31, 2025, net income was $133 million, or $1.33 per share, on revenues of $5.379 billion. For the year ended December 31, 2024, net income was $252 million, or $2.44 per share, on revenues of $5.796 billion.
“For the fourth quarter of 2025, global enterprise revenues were $1.302 billion, down 6 percent from last year’s fourth quarter on a reported basis and down 7 percent on an adjusted basis,” said M. Keith Waddell, president and chief executive officer at Robert Half. “We are very pleased to see talent solutions and enterprise revenues return to positive sequential growth on a same-day constant currency basis for the first time in over three years. Weekly revenue trends during the quarter continued to show positive momentum, which extended into the first three weeks of January. Our revenues and earnings exceeded the midpoint of our previous fourth-quarter guidance.
“We thank our global workforce for their continued dedication, which once again earned Robert Half recognition by Fortune® as one of the World’s Most Admired Companies™. We are proud of our unique position as the only company in our industry to be awarded this distinction for nearly three decades. We were also recognized as one of Forbes’ World’s Top Companies for Women and chosen by Newsweek as one of America’s Most Responsible Companies,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 800-330-6710 (+1-213-279-1505 outside the United States and Canada). The confirmation code to access the call is 3700616.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EST on January 29 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ42025. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the last 12 months, Robert Half has been recognized as one of America’s Most Innovative Companies by Fortune and, with Protiviti, has been named as a Fortune® World’s Most Admired Company™ and one of the 100 Best Companies to Work For.
Certain information contained in Management’s Discussion and Analysis and in other parts of this report may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current and forward-looking information about the Company’s corporate responsibility and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing; on internal controls, diligence or processes that are evolving; on representations reviewed or provided by third parties; and on assumptions that are subject to change in the future. Forward-looking statements are estimates only and are based on management’s current expectations, currently available information and current strategy, plans or forecasts, and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict, often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results and outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, or the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or that the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the facts that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. Except as required by law, the Company undertakes no obligation to update information in this report, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(Unaudited)		(Unaudited)

Service revenues	$1,302,379	$1,382,372	$5,378,506	$5,795,837
Costs of services	812,816	846,274	3,376,193	3,548,607

Gross margin	489,563	536,098	2,002,313	2,247,230

Selling, general and administrative expenses	467,112	471,630	1,925,852	2,005,756
Operating income	22,451	64,468	76,461	241,474
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(20,988)	(5,740)	(106,092)	(94,079)
Interest income, net	(3,478)	(5,128)	(11,799)	(22,118)
Income before income taxes	46,917	75,336	194,352	357,671
Provision for income taxes	15,161	21,046	61,362	106,073

Net income	$31,756	$54,290	$132,990	$251,598

Diluted net income per share	$0.32	$0.53	$1.33	$2.44

Weighted average shares:
Basic	99,508	101,549	100,116	102,661
Diluted	99,669	102,008	100,312	103,028

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$535,229	$574,898	$2,207,152	$2,454,119
Administrative and customer support	153,032	172,783	642,939	741,468
Technology	156,383	158,009	625,179	634,062
Elimination of intersegment revenues (1)	(123,797)	(120,176)	(485,187)	(471,777)
Total contract talent solutions	720,847	785,514	2,990,083	3,357,872
Permanent placement talent solutions	102,571	108,099	439,500	487,204
Protiviti	478,961	488,759	1,948,923	1,950,761
Total service revenues	$1,302,379	$1,382,372	$5,378,506	$5,795,837
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	December 31,
	2025	2024
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$464,435	$537,583
Accounts receivable, net	$748,457	$772,285
Total assets	$2,856,276	$2,854,405
Total current liabilities	$1,384,506	$1,285,739
Total stockholders’ equity	$1,275,857	$1,378,003

	Year Ended December 31,
	2025	2024
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$50,031	$52,053
Capitalized cloud computing implementation costs	$28,522	$29,210
Capital expenditures	$53,155	$56,318
Open market repurchases of common stock (shares)	1,702	3,507

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; adjusted operating income; and adjusted revenue growth rates.
The following measures: adjusted gross margin, adjusted selling, general and administrative expenses and adjusted operating income, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current-period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Gross Margin
Contract talent solutions	$282,340	$306,758	$282,340	$306,758	39.2%	39.1%	39.2%	39.1%	$1,166,761	$1,316,524	$1,166,761	$1,316,524	39.0%	39.2%	39.0%	39.2%
Permanent placement talent solutions	102,390	107,866	102,390	107,866	99.8%	99.8%	99.8%	99.8%	438,705	486,219	438,705	486,219	99.8%	99.8%	99.8%	99.8%
Total talent solutions	384,730	414,624	384,730	414,624	46.7%	46.4%	46.7%	46.4%	1,605,466	1,802,743	1,605,466	1,802,743	46.8%	46.9%	46.8%	46.9%
Protiviti	104,833	121,474	109,413	122,560	21.9%	24.9%	22.8%	25.1%	396,847	444,487	420,609	463,250	20.4%	22.8%	21.6%	23.7%
Total	$489,563	$536,098	$494,143	$537,184	37.6%	38.8%	37.9%	38.9%	$2,002,313	$2,247,230	$2,026,075	$2,265,993	37.2%	38.8%	37.7%	39.1%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended December 31, 2025 and 2024:

	Three Months Ended December 31, 2025										Three Months Ended December 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$282,340	39.2%	$102,390	99.8%	$384,730	46.7%	$104,833	21.9%	$489,563	37.6%	$306,758	39.1%	$107,866	99.8%	$414,624	46.4%	$121,474	24.9%	$536,098	38.8%
Adjustments (1)	—	—	—	—	—	—	4,580	0.9%	4,580	0.3%	—	—	—	—	—	—	1,086	0.2%	1,086	0.1%
As Adjusted	$282,340	39.2%	$102,390	99.8%	$384,730	46.7%	$109,413	22.8%	$494,143	37.9%	$306,758	39.1%	$107,866	99.8%	$414,624	46.4%	$122,560	25.1%	$537,184	38.9%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the years ended December 31, 2025 and 2024:

	Year Ended December 31, 2025										Year Ended December 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,166,761	39.0%	$438,705	99.8%	$1,605,466	46.8%	$396,847	20.4%	$2,002,313	37.2%	$1,316,524	39.2%	$486,219	99.8%	$1,802,743	46.9%	$444,487	22.8%	$2,247,230	38.8%
Adjustments (1)	—	—	—	—	—	—	23,762	1.2%	23,762	0.5%	—	—	—	—	—	—	18,763	0.9%	18,763	0.3%
As Adjusted	$1,166,761	39.0%	$438,705	99.8%	$1,605,466	46.8%	$420,609	21.6%	$2,026,075	37.7%	$1,316,524	39.2%	$486,219	99.8%	$1,802,743	46.9%	$463,250	23.7%	$2,265,993	39.1%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Selling, General and Administrative Expenses
Contract talent solutions	$289,910	$294,387	$275,199	$290,348	40.2%	37.5%	38.2%	37.0%	$1,191,837	$1,252,588	$1,118,140	$1,186,006	39.9%	37.3%	37.4%	35.3%
Permanent placement talent solutions	102,017	102,619	100,320	102,004	99.5%	94.9%	97.8%	94.4%	425,774	448,901	417,141	440,167	96.9%	92.1%	94.9%	90.3%
Total talent solutions	391,927	397,006	375,519	392,352	47.6%	44.4%	45.6%	43.9%	1,617,611	1,701,489	1,535,281	1,626,173	47.2%	44.3%	44.8%	42.3%
Protiviti	75,185	74,624	75,185	74,624	15.7%	15.3%	15.7%	15.3%	308,241	304,267	308,241	304,267	15.8%	15.6%	15.8%	15.6%
Total	$467,112	$471,630	$450,704	$466,976	35.9%	34.1%	34.6%	33.8%	$1,925,852	$2,005,756	$1,843,522	$1,930,440	35.8%	34.6%	34.3%	33.3%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended December 31, 2025 and 2024:

	Three Months Ended December 31, 2025										Three Months Ended December 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$289,910	40.2%	$102,017	99.5%	$391,927	47.6%	$75,185	15.7%	$467,112	35.9%	$294,387	37.5%	$102,619	94.9%	$397,006	44.4%	$74,624	15.3%	$471,630	34.1%
Adjustments (1)	(14,711)	(2.0%)	(1,697)	(1.7%)	(16,408)	(2.0%)	—	—	(16,408)	(1.3%)	(4,039)	(0.5%)	(615)	(0.5%)	(4,654)	(0.5%)	—	—	(4,654)	(0.3%)
As Adjusted	$275,199	38.2%	$100,320	97.8%	$375,519	45.6%	$75,185	15.7%	$450,704	34.6%	$290,348	37.0%	$102,004	94.4%	$392,352	43.9%	$74,624	15.3%	$466,976	33.8%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the years ended December 31, 2025 and 2024:

	Year Ended December 31, 2025										Year Ended December 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$1,191,837	39.9%	$425,774	96.9%	$1,617,611	47.2%	$308,241	15.8%	$1,925,852	35.8%	$1,252,588	37.3%	$448,901	92.1%	$1,701,489	44.3%	$304,267	15.6%	$2,005,756	34.6%
Adjustments (1)	(73,697)	(2.5%)	(8,633)	(2.0%)	(82,330)	(2.4%)	—	—	(82,330)	(1.5%)	(66,582)	(2.0%)	(8,734)	(1.8%)	(75,316)	(2.0%)	—	—	(75,316)	(1.3%)
As Adjusted	$1,118,140	37.4%	$417,141	94.9%	$1,535,281	44.8%	$308,241	15.8%	$1,843,522	34.3%	$1,186,006	35.3%	$440,167	90.3%	$1,626,173	42.3%	$304,267	15.6%	$1,930,440	33.3%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Operating Income (Loss)
Contract talent solutions	$(7,570)	$12,371	$7,141	$16,410	(1.1%)	1.6%	1.0%	2.1%	$(25,076)	$63,936	$48,621	$130,518	(0.8%)	1.9%	1.6%	3.9%
Permanent placement talent solutions	373	5,247	2,070	5,862	0.4%	4.9%	2.0%	5.4%	12,931	37,318	21,564	46,052	2.9%	7.7%	4.9%	9.5%
Total talent solutions	(7,197)	17,618	9,211	22,272	(0.9%)	2.0%	1.1%	2.5%	(12,145)	101,254	70,185	176,570	(0.4%)	2.6%	2.0%	4.6%
Protiviti	29,648	46,850	34,228	47,936	6.2%	9.6%	7.1%	9.8%	88,606	140,220	112,368	158,983	4.5%	7.2%	5.8%	8.1%
Total	$22,451	$64,468	$43,439	$70,208	1.7%	4.7%	3.3%	5.1%	$76,461	$241,474	$182,553	$335,553	1.4%	4.2%	3.4%	5.8%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating income (loss) for the three months ended December 31, 2025 and 2024:

	Three Months Ended December 31, 2025										Three Months Ended December 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating Income (Loss)
As Reported	$(7,570)	(1.1%)	$373	0.4%	$(7,197)	(0.9%)	$29,648	6.2%	$22,451	1.7%	$12,371	1.6%	$5,247	4.9%	$17,618	2.0%	$46,850	9.6%	$64,468	4.7%
Adjustments (1)	14,711	2.1%	1,697	1.6%	16,408	2.0%	4,580	0.9%	20,988	1.6%	4,039	0.5%	615	0.5%	4,654	0.5%	1,086	0.2%	5,740	0.4%
As Adjusted	$7,141	1.0%	$2,070	2.0%	$9,211	1.1%	$34,228	7.1%	$43,439	3.3%	$16,410	2.1%	$5,862	5.4%	$22,272	2.5%	$47,936	9.8%	$70,208	5.1%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating income (loss) for the years ended December 31, 2025 and 2024:

	Year Ended December 31, 2025										Year Ended December 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating Income (Loss)
As Reported	$(25,076)	(0.8%)	$12,931	2.9%	$(12,145)	(0.4%)	$88,606	4.5%	$76,461	1.4%	$63,936	1.9%	$37,318	7.7%	$101,254	2.6%	$140,220	7.2%	$241,474	4.2%
Adjustments (1)	73,697	2.4%	8,633	2.0%	82,330	2.4%	23,762	1.3%	106,092	2.0%	66,582	2.0%	8,734	1.8%	75,316	2.0%	18,763	0.9%	94,079	1.6%
As Adjusted	$48,621	1.6%	$21,564	4.9%	$70,185	2.0%	$112,368	5.8%	$182,553	3.4%	$130,518	3.9%	$46,052	9.5%	$176,570	4.6%	$158,983	8.1%	$335,553	5.8%

(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in operating income (loss). The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2024		2025				2024		2025
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Finance and accounting	-9.2	-9.5	-12.3	-10.8	-9.9	-6.9	-10.5	-9.8	-10.0	-10.8	-10.7	-7.8
Administrative and customer support	-9.2	-8.8	-17.2	-13.0	-11.1	-11.4	-10.8	-9.4	-15.2	-13.3	-12.1	-12.5
Technology	-6.1	-3.5	-3.4	0.3	-1.5	-1.0	-7.6	-4.1	-1.3	0.4	-1.9	-1.2
Elimination of intersegment revenues (1)	21.6	18.9	4.5	2.9	1.1	3.0	19.4	17.8	6.8	2.5	0.2	2.2
Total contract talent solutions	-11.9	-11.5	-14.0	-11.1	-10.1	-8.2	-13.2	-11.8	-11.8	-11.1	-10.9	-9.0
Permanent placement talent solutions	-11.9	-11.1	-10.2	-12.5	-10.7	-5.1	-13.2	-11.4	-7.8	-12.6	-11.4	-5.9
Total talent solutions	-11.9	-11.4	-13.5	-11.3	-10.2	-7.9	-13.2	-11.7	-11.3	-11.3	-11.0	-8.6
Protiviti	6.4	5.3	2.7	1.8	-2.6	-2.0	4.5	4.5	4.7	1.5	-3.4	-2.8
Total	-6.3	-6.1	-8.4	-7.0	-7.5	-5.8	-7.7	-6.6	-6.2	-7.1	-8.3	-6.6

United States
Contract talent solutions	-12.4	-10.3	-11.8	-10.7	-10.3	-9.5	-13.7	-11.2	-10.7	-10.7	-10.4	-9.2
Permanent placement talent solutions	-9.0	-9.6	-8.5	-13.2	-11.3	-5.8	-10.4	-10.4	-7.3	-13.2	-11.4	-5.5
Total talent solutions	-12.0	-10.2	-11.4	-11.0	-10.4	-9.0	-13.3	-11.1	-10.3	-11.0	-10.5	-8.8
Protiviti	9.3	6.6	2.3	-0.7	-5.5	-5.9	7.6	5.6	3.6	-0.7	-5.6	-5.6
Total	-5.2	-4.7	-6.9	-7.4	-8.6	-7.9	-6.7	-5.7	-5.7	-7.4	-8.7	-7.6

International
Contract talent solutions	-10.6	-15.2	-20.7	-12.5	-9.7	-4.0	-11.7	-13.9	-16.2	-12.9	-12.4	-8.7
Permanent placement talent solutions	-18.6	-14.7	-14.5	-10.6	-9.0	-3.5	-19.8	-13.7	-10.1	-11.2	-11.2	-7.0
Total talent solutions	-11.9	-15.1	-19.8	-12.2	-9.6	-3.9	-13.0	-13.9	-15.3	-12.6	-12.2	-8.4
Protiviti	-5.6	0.2	4.4	13.1	11.1	14.7	-8.1	-0.4	7.9	10.7	7.5	9.1
Total	-10.2	-10.9	-13.6	-5.3	-3.8	1.8	-11.7	-10.2	-9.4	-6.3	-6.7	-3.0
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current-period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Finance and accounting
As Reported	-9.2	-9.5	-12.3	-10.8	-9.9	-6.9
Billing Days Impact	-1.5	-0.8	1.3	0.4	-0.2	0.3
Currency Impact	0.2	0.5	1.0	-0.4	-0.6	-1.2
As Adjusted	-10.5	-9.8	-10.0	-10.8	-10.7	-7.8

Administrative and customer support
As Reported	-9.2	-8.8	-17.2	-13.0	-11.1	-11.4
Billing Days Impact	-1.5	-0.8	1.3	0.4	0.0	0.3
Currency Impact	-0.1	0.2	0.7	-0.7	-1.0	-1.4
As Adjusted	-10.8	-9.4	-15.2	-13.3	-12.1	-12.5

Technology
As Reported	-6.1	-3.5	-3.4	0.3	-1.5	-1.0
Billing Days Impact	-1.5	-0.7	1.4	0.5	-0.1	0.3
Currency Impact	0.0	0.1	0.7	-0.4	-0.3	-0.5
As Adjusted	-7.6	-4.1	-1.3	0.4	-1.9	-1.2

Elimination of intersegment revenues
As Reported	21.6	18.9	4.5	2.9	1.1	3.0
Billing Days Impact	-1.9	-1.0	1.6	0.5	-0.1	0.4
Currency Impact	-0.3	-0.1	0.7	-0.9	-0.8	-1.2
As Adjusted	19.4	17.8	6.8	2.5	0.2	2.2

Total contract talent solutions
As Reported	-11.9	-11.5	-14.0	-11.1	-10.1	-8.2
Billing Days Impact	-1.4	-0.7	1.3	0.4	-0.2	0.3
Currency Impact	0.1	0.4	0.9	-0.4	-0.6	-1.1
As Adjusted	-13.2	-11.8	-11.8	-11.1	-10.9	-9.0

Permanent placement talent solutions
As Reported	-11.9	-11.1	-10.2	-12.5	-10.7	-5.1
Billing Days Impact	-1.4	-0.7	1.3	0.5	-0.1	0.3
Currency Impact	0.1	0.4	1.1	-0.6	-0.6	-1.1
As Adjusted	-13.2	-11.4	-7.8	-12.6	-11.4	-5.9

Total talent solutions
As Reported	-11.9	-11.4	-13.5	-11.3	-10.2	-7.9
Billing Days Impact	-1.4	-0.7	1.2	0.4	-0.2	0.4
Currency Impact	0.1	0.4	1.0	-0.4	-0.6	-1.1
As Adjusted	-13.2	-11.7	-11.3	-11.3	-11.0	-8.6

Protiviti
As Reported	6.4	5.3	2.7	1.8	-2.6	-2.0
Billing Days Impact	-1.7	-0.8	1.5	0.4	-0.2	0.3
Currency Impact	-0.2	0.0	0.5	-0.7	-0.6	-1.1
As Adjusted	4.5	4.5	4.7	1.5	-3.4	-2.8

Total
As Reported	-6.3	-6.1	-8.4	-7.0	-7.5	-5.8
Billing Days Impact	-1.4	-0.8	1.4	0.4	-0.2	0.3
Currency Impact	0.0	0.3	0.8	-0.5	-0.6	-1.1
As Adjusted	-7.7	-6.6	-6.2	-7.1	-8.3	-6.6

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Contract talent solutions
As Reported	-12.4	-10.3	-11.8	-10.7	-10.3	-9.5
Billing Days Impact	-1.3	-0.9	1.1	0.0	-0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-13.7	-11.2	-10.7	-10.7	-10.4	-9.2

Permanent placement talent solutions
As Reported	-9.0	-9.6	-8.5	-13.2	-11.3	-5.8
Billing Days Impact	-1.4	-0.8	1.2	0.0	-0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-10.4	-10.4	-7.3	-13.2	-11.4	-5.5

Total talent solutions
As Reported	-12.0	-10.2	-11.4	-11.0	-10.4	-9.0
Billing Days Impact	-1.3	-0.9	1.1	0.0	-0.1	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-13.3	-11.1	-10.3	-11.0	-10.5	-8.8

Protiviti
As Reported	9.3	6.6	2.3	-0.7	-5.5	-5.9
Billing Days Impact	-1.7	-1.0	1.3	0.0	-0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	7.6	5.6	3.6	-0.7	-5.6	-5.6

Total
As Reported	-5.2	-4.7	-6.9	-7.4	-8.6	-7.9
Billing Days Impact	-1.5	-1.0	1.2	0.0	-0.1	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-6.7	-5.7	-5.7	-7.4	-8.7	-7.6

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Contract talent solutions
As Reported	-10.6	-15.2	-20.7	-12.5	-9.7	-4.0
Billing Days Impact	-1.6	-0.4	0.6	1.4	0.0	0.1
Currency Impact	0.5	1.7	3.9	-1.8	-2.7	-4.8
As Adjusted	-11.7	-13.9	-16.2	-12.9	-12.4	-8.7

Permanent placement talent solutions
As Reported	-18.6	-14.7	-14.5	-10.6	-9.0	-3.5
Billing Days Impact	-1.6	-0.4	0.6	1.4	0.0	0.2
Currency Impact	0.4	1.4	3.8	-2.0	-2.2	-3.7
As Adjusted	-19.8	-13.7	-10.1	-11.2	-11.2	-7.0

Total talent solutions
As Reported	-11.9	-15.1	-19.8	-12.2	-9.6	-3.9
Billing Days Impact	-1.6	-0.5	0.6	1.4	0.0	0.1
Currency Impact	0.5	1.7	3.9	-1.8	-2.6	-4.6
As Adjusted	-13.0	-13.9	-15.3	-12.6	-12.2	-8.4

Protiviti
As Reported	-5.6	0.2	4.4	13.1	11.1	14.7
Billing Days Impact	-1.7	-0.4	0.7	1.7	0.0	0.1
Currency Impact	-0.8	-0.2	2.8	-4.1	-3.6	-5.7
As Adjusted	-8.1	-0.4	7.9	10.7	7.5	9.1

Total
As Reported	-10.2	-10.9	-13.6	-5.3	-3.8	1.8
Billing Days Impact	-1.6	-0.5	0.6	1.5	0.0	0.2
Currency Impact	0.1	1.2	3.6	-2.5	-2.9	-5.0
As Adjusted	-11.7	-10.2	-9.4	-6.3	-6.7	-3.0